                                                            EXHIBIT NO. 99.15(b)


                                    EXHIBIT A

                            DATED: DECEMBER 10, 1997



                                            CLASSES OF
                                              SHARES
                                            COVERED BY
                                            RULE 12B-1           DATE RULE 12B-1
              FUND                             PLAN                PLAN ADOPTED
--------------------------------------------------------------------------------
MFS Managed Sectors Fund                        A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS Cash Reserve Fund                          A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS World Asset Allocation Fund                A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Strategic Growth Fund                      A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Research Growth and Income Fund            A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Core Growth Fund                           A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Equity Income Fund                         A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Special Opportunities Fund                 A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Convertible Securities Fund                A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Blue Chip Fund                             A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS New Discovery Fund                         A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Science and Technology Fund                A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Research International Fund                A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Emerging Growth Fund                       A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Large Cap Growth Fund                       A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS Intermediate Income Fund                    A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS World Total Return Fund                    A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Utilities Fund                             A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS World Equity Fund                          A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Strategic Income Fund                      A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS World Growth Fund                          A,B,C             January 1, 1997
--------------------------------------------------------------------------------

                                    EXHIBIT A
                                   (Continued)



                                            CLASSES OF
                                              SHARES
                                            COVERED BY
                                            RULE 12B-1           DATE RULE 12B-1
              FUND                             PLAN                PLAN ADOPTED
--------------------------------------------------------------------------------
MFS Alabama Municipal Bond Fund                 A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS Arkansas Municipal Bond Fund                A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS California Municipal Bond Fund             A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Florida Municipal Bond Fund                 A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS Georgia Municipal Bond Fund                 A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS Maryland Municipal Bond Fund                A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS Massachusetts Municipal Bond Fund           A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS Mississippi Municipal Bond Fund             A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS New York Municipal Bond Fund                A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS North Carolina Municipal Bond Fund         A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Pennsylvania Municipal Bond Fund            A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS South Carolina Municipal Bond Fund          A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS Tennessee Municipal Bond Fund               A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS Virginia Municipal Bond Fund               A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS West Virginia Municipal Bond Fund           A,B              January 1, 1997
--------------------------------------------------------------------------------
MFS Municipal Income Fund                      A,B,C             January 1, 1997
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund           A,B,C             January 1, 1997
--------------------------------------------------------------------------------

                                    EXHIBIT B

                            DATED: DECEMBER 10, 1997

                            MFS Managed Sectors Fund
                              MFS Cash Reserve Fund
                        MFS Research Growth & Income Fund
                            MFS Emerging Growth Fund
                            MFS Large Cap Growth Fund
                          MFS Intermediate Income Fund
                           MFS World Total Return Fund
                               MFS Utilities Fund
                              MFS World Equity Fund
                            MFS Strategic Income Fund
                              MFS World Growth Fund
                         MFS Alabama Municipal Bond Fund
                        MFS Arkansas Municipal Bond Fund
                       MFS California Municipal Bond Fund
                         MFS Florida Municipal Bond Fund
                         MFS Georgia Municipal Bond Fund
                        MFS Maryland Municipal Bond Fund
                      MFS Massachusetts Municipal Bond Fund
                       MFS Mississippi Municipal Bond Fund
                        MFS New York Municipal Bond Fund
                     MFS North Carolina Municipal Bond Fund
                      MFS Pennsylvania Municipal Bond Fund
                     MFS South Carolina Municipal Bond Fund
                        MFS Tennessee Municipal Bond Fund
                        MFS Virginia Municipal Bond Fund
                      MFS West Virginia Municipal Bond Fund
                            MFS Municipal Income Fund
                      MFS Government Limited Maturity Fund
                            MFS Strategic Growth Fund
                             MFS New Discovery Fund
                             MFS Equity Income Fund
                         MFS Research International Fund

                                    EXHIBIT C

                            DATED: DECEMBER 10, 1997

                         MFS World Asset Allocation Fund
                              MFS Core Growth Fund
                         MFS Special Opportunities Fund
                         MFS Convertible Securities Fund
                               MFS Blue Chip Fund
                         MFS Science and Technology Fund